Exhibit 99.1

Case 2:21-cv-00122 Document 1 Filed 01/07/21 Page 1 of 20 Page ID #:1 BETSY C. MANIFOLD (SBN 182450) RACHELE R. BYRD (SBN 190634) MARISA C. LIVESAY (SBN 223247) BRITTANY N. DEJONG (SBN 258766) WOLF HALDENSTEIN ADLER FREEMAN & HERZ LLP 750 B Street, Suite 1820 San Diego, CA 92101 5Telephone: (619) 239-4599 6Facsimile: (619) 234-4599 manifold@whafh.com byrd@whafh.com livesay@whafh.com dejong@whafh.com Attorneys for Plaintiff [Additional Counsel on Signature Page] 11 UNITED STATES DISTRICT COURT 12CENTRAL DISTRICT OF CALIFORNIA 13 SHIVA STEIN,) ) ) Plaintiff,) ) ) v.) ) ANWORTH MORTGAGE ASSET) CORPORATION, JOSEPH E.) ) C. DAVIS, MARK S. MARON, LLOYD MCADAMS, and) DOMINIQUE MIELLE,) ) Case No. COMPLAINT FOR VIOLATIONS OF SECTIONS 14(a) AND 20(a) OF THE SECURITIES EXCHANGE ACT OF 1934 DEMAND FOR JURY TRIAL Defendants.) 22 23 24 25 26 27 28

Case 2:21-cv-00122 Document 1 Filed 01/07/21 Page 2 of 20 Page ID #:2 Plaintiff Shiva Stein (“Plaintiff”), by her attorneys, makes the following allegations against Anworth Mortgage Asset Corporation (“Anworth” or the “Company”) and the members of the board of directors of Anworth (the “Board” or “Individual Defendants,” along with Anworth, collectively referred to as the “Defendants”), for their violations of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), 15 U.S.C. §§ 78n(a), 78t(a), SEC 7Rule 14a-9, 17 C.F.R. 240.14a-9, and Regulation G, 17 C.F.R. § 244.100 in connection with the proposed acquisition (the “Proposed Transaction”) of Anworth by affiliates of Ready Capital Corporation (“Ready Capital”).The allegations in this complaint are based on the personal knowledge of Plaintiff as to herself and on information and belief (including the investigation of counsel and review of publicly available information) as to all other matters stated herein. INTRODUCTION 1.This is an action brought by Plaintiff to enjoin a transaction whereby RC Merger Subsidiary, LLC, a Delaware limited liability company (“Merger Sub”) will merge with and into Anworth, pursuant to which Anworth will merge with and into Merger Sub, with Merger Sub continuing as the surviving company. After which, the surviving company will be contributed to Ready Capital’s operating partnership subsidiary, Sutherland Partners, L.P., in exchange for units of limited partnership interests in the Ready Capital Operating Partnership, and as a result, the surviving company will become a wholly owned subsidiary of the Ready Capital OperatingPartnership(“ProposedTransaction”).PursuanttotheMerger Agreement, Anworth shareholders will receive (i) 0.1688 shares of Ready Capital Common Stock (hereinafter, the “Exchange Ratio”), plus (ii) $0.61 in cash minus the Per Share Excess Amount (if any), in each case, subject to adjustment as provided in the Merger Agreement (the “Merger Consideration”). The Board has unanimously recommended to the Company’s stockholders that they vote for the Proposed Transaction at the special meeting of the Anworth shareholders. Anworth - 1 -

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shareholders will own approximately 24% of the post-transaction entity and Ready Capital shareholders will own 76% of the post-transaction entity.

2. To convince Anworth stockholders to vote in favor of the Proposed Transaction, on January 4, 2021, the Board authorized the filing of a materially incomplete and misleading Registration Statement on Form S-4 (the "Registration Statement") with the Securities and Exchange Commission ("SEC"). The Registration Statement violates Sections 14(a) and 20(a) of the Exchange Act by noncompliance with Regulation G and SEC Rule 14a-9 (17 C.F.R. § 244.100 and 17 C.F.R. § 240.14a-9, respectively).

3. Defendants have failed to disclose certain material information necessary for Anworth stockholders to properly assess the fairness of the Proposed Transaction, thereby violating SEC rules and regulations and rendering certain statements in the Registration Statement materially incomplete and misleading.

4. In particular, the Registration Statement contains materially incomplete and misleading information concerning the financial forecasts for the Company prepared and relied upon by the Board in recommending to the Company's stockholders that they vote in favor of the Proposed Transaction. The same forecasts were used by Anworth's financial advisor, Credit Suisse Securities (USA) LLC, in conducting its valuation analyses in support of its fairness opinion. The Registration Statement also contains materially incomplete and misleading information concerning certain financial analyses performed by the financial advisors.

5. The material information that has been omitted from the Registration Statement must be disclosed prior to the forthcoming stockholder vote in order to allow the stockholders to make an informed decision regarding the Proposed Transaction.

6. For these reasons, and as set forth in detail herein, Plaintiff asserts claims against Defendants for violations of Sections 14(a) and 20(a) of the

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Exchange Act, based on Defendants' violations of Regulation G and Rule 14a-9. Plaintiff seeks to enjoin Defendants from holding the stockholders vote on the Proposed Transaction and taking any steps to consummate the Proposed Transaction unless, and until, all material information discussed below is disclosed to Anworth stockholders sufficiently in advance of the vote on the Proposed Transaction or, in the event the Proposed Transaction is consummated without corrective disclosures, to recover damages resulting from Defendants' violations of the Exchange Act.

## JURISDICTION AND VENUE

7. This Court has subject matter jurisdiction pursuant to Section 27 of the Exchange Act (15 U.S.C. § 78aa) and 28 U.S.C. § 1331 (federal question jurisdiction) as Plaintiff alleges violations of Section 14(a) and 20(a) of the Exchange Act.

8. This Court has personal jurisdiction over each defendant named herein because each defendant is either a corporation that does sufficient business in California or an individual who has sufficient minimum contacts with California to render the exercise of jurisdiction by the California courts permissible under traditional notions of fair play and substantial justice.

9. Venue is proper in this District under Section 27 of the Exchange Act, 15 U.S.C. § 78aa, as well as under 28 U.S.C. § 1391, because Anworth is headquartered in this District.

## PARTIES

10. Plaintiff has owned the common stock of Anworth since prior to the announcement of the Proposed Transaction herein complained of and continues to own this stock.

11. Anworth is a corporation duly organized and existing under the laws of Maryland and maintains its principal offices in Santa Monica, California. Anworth is, and at all relevant times hereto was, listed and traded on the New York Stock

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Exchange under the symbol "ANH."

12. Defendant Joseph E. McAdams has been a member of the Board since 2002 and is also the President, Chief Executive Officer, and Chief Investment Officer of the Company, as well as the Chairman of the Board.

13. Defendant Joe E. Davis has been a member of the Board since the Company's formation in 1997.

14. Defendant Robert C. Davis has been a member of the Board since 2005.

15. Defendant Mark S. Maron has been a member of the Board since 2014.

16. Defendant Lloyd McAdams has been a member of the Board since the Company's formation in 1997.

17. Defendant Dominique Mielle has been a member of the Board since 2018.

18. The Defendants referred to in paragraphs 12-17 are collectively referred to herein as the "Individual Defendants" and/or the "Board."

19. The Defendants referred to in paragraphs 11-17 are collectively referred to herein as the "Defendants."

## SUBSTANTIVE ALLEGATIONS

***The Proposed Transaction***

20. On December 7, 2020, Anworth and Ready Capital jointly announced that it had entered into the Agreement and Plan of Merger (the "Merger Agreement"):

> NEW YORK and SANTA MONICA, Calif., Dec. 7, 2020 /PRNewswire/ -- Ready Capital Corporation (NYSE:RC) ("Ready Capital"), a multi-strategy real estate finance company that originates, acquires, finances and services small- to medium-sized balance commercial loans, and Anworth Mortgage Asset Corporation (NYSE:ANH) ("Anworth"), a specialty finance REIT that focuses

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Case 2:21-cv-00122 Document 1 Filed 01/07/21 Page 6 of 20 Page ID #:6 primarily on investments in residential mortgage-backed securities, announced today that they have entered into a definitive merger agreement pursuant to which Ready Capital will combine with Anworth. The combined company is expected to have a pro forma equity capital base in excess of $1 billion. The combination is expected to enhance shareholder liquidity and provide for increased operating leverage across the larger equity base. 8 Under the terms of the merger agreement, each share of Anworth common stock will be converted into 0.1688 shares of Ready Capital common stock and $0.61 of cash consideration. Based on Ready Capital's closing stock price on Friday, December 4, 2020, the implied offer price is $2.94 per share. Upon the closing of the merger, Ready Capital stockholders are expected to own approximately 76% of the combined company’s stock, while Anworth stockholders are expected to own approximately 24% of the combined company's stock. Ready Capital will also assume Anworth’s three outstanding series of preferred stock. 19 In connection with the merger, Waterfall Asset Management, LLC (“Waterfall”), Ready Capital's external manager, has agreed to reduce the base management fee it charges Ready Capital by an aggregate of $4 million over the four quarters immediately following the closing of the transaction. 25 Based on the closing prices of Ready Capital’s common stock on December 4, 2020, the market capitalization of the combined companywouldbeapproximately $984million.Thecombined - 5 -

Case 2:21-cv-00122 Document 1 Filed 01/07/21 Page 7 of 20 Page ID #:7 company will operate under the name Ready Capital and its shares are expected to continue trading on the New York Stock Exchange under the existing ticker symbol “RC”. 4 “This merger highlights our continued focus on establishing Ready Capital as an industry-leading mortgage REIT, with the scale and financial resources to pursue compelling risk-adjusted returns across its diversified investment platform,” stated Ready Capital Chairman andChiefExecutiveOfficer ThomasCapasse.“Thecombined company will be in a more formidable position to execute its business plan, improve operating and cost efficiencies, and continue growth in a prudent and profitable manner.” 13 Anticipated Benefits to Ready Capital and Anworth Stockholders from the Merger Over $1 billion combined capital base and a diversified investment portfolio Portfolio redeployment will enable Ready Capital to capitalize on attractive investment opportunities Scale advantages include: oReduced operating expenses (as a percentage of combined capital base) oImproved access to financing, including corporate debt funding alternatives oGreater portfolio diversification oEnhanced shareholder liquidity and investor base diversity 27 28 - 6 -

Case 2:21-cv-00122 Document 1 Filed 01/07/21 Page 8 of 20 Page ID #:8 Management, Governance and Corporate Headquarters Upon completion of the merger, Ready Capital’s Chairman and Chief Executive Officer Thomas Capasse will lead the company and Ready Capitalexecutives JackRoss, ThomasButtacavoli, Andrew Ahlborn and GaryTaylor willremainintheircurrentroles. The combinedcompanywillbeheadquarteredin NewYork,New York. The Board of the combined company is expected to have eight directors, consisting of Ready Capital's existing seven directors and one independent director from Anworth’s current Board. 10 Timing and Approvals The transaction has been unanimously approved by each of the Boards of Directors of Ready Capital and Anworth. The transaction is expected to close by the end of the first quarter of 2021, subject to the respective approvals by the stockholders of Anworth and Ready Capital and other customary closing conditions. 17 Advisors Wells Fargo Securities is acting as exclusive financial advisor and Alston & Bird LLP is acting as legal advisor to Ready Capital. Credit Suisse is acting as exclusive financial advisor and Greenberg Traurig LLP is acting as legal advisor to the Board of Directors of Anworth. 23 * * * 24 The Materially Misleading and Incomplete Solicitation Statement 21.On January 4, 2021, Defendants caused the Registration Statement to be filed with the SEC in connection with the Proposed Transaction.The 28 - 7 -

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Registration Statement solicits the Company's shareholders to vote in favor of the Proposed Transaction. Defendants were obligated to carefully review the Registration Statement before it was filed with the SEC and disseminated to the Company's shareholders to ensure that it did not contain any material misrepresentations or omissions. However, the Registration Statement misrepresents and/or omits material information that is necessary for the Company's shareholders to make an informed decision concerning whether to vote in favor of the Proposed Transaction, in violation of Sections 14(a) and 20(a) of the Exchange Act.

***Financial Forecasts***

22. The Registration Statement discloses tables for forecasts for both Anworth and Ready Capital (the "Projections"). However, the Registration Statement fails to provide material information concerning these Projections, which were developed by the Company's management and relied upon by the Board in recommending that the shareholders vote in favor of the Proposed Transaction. These financial forecasts were also relied upon by the Company's financial advisor, Credit Suisse, in rendering its fairness opinion.

23. With respect to the Ready Capital Management Projections, the Registration Statement fails to provide (i) the values of certain line items used to calculate Core Earnings Per Share, a non-GAAP measure; and (ii) a reconciliation to its most comparable GAAP measures, in direct violation of Regulation G and, consequently, Section 14(a).

24. With respect to the Anworth Management Projections, the Registration Statement fails to provide: (i) the values of certain line items used to calculate Core Earnings Per Share, a non-GAAP measure; and (ii) a reconciliation to its most comparable GAAP measures, in direct violation of Regulation G and, consequently, Section 14(a).

25. The SEC has indicated that if the most directly comparable GAAP

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Case 2:21-cv-00122 Document 1 Filed 01/07/21 Page 10 of 20 Page ID #:10 measure is not accessible on a forward-looking basis, the company must disclose that fact, provide any reconciling information that is available without unreasonable effort, identify any unavailable information and disclose the probable significance of that information. A company is permitted to provide the projected non-GAAP measure, omit the quantitative reconciliation and qualitatively explain the types of gains, losses, revenues or expenses that would need to be added to or subtracted from the non-GAAP measure to arrive at the most directly comparable GAAP measure, without attempting to quantify all those items. 26.When a company discloses non-GAAP financial measures in a registration statement that were relied on by a board of directors to recommend that shareholders exercise their corporate suffrage rights in a particular manner, the company must, pursuant to SEC regulatory mandates, also disclose all forecasts and information necessary to make the non-GAAP measures not misleading, and must provide a reconciliation (by schedule or other clearly understandable method) of the differences between the non-GAAP financial measure disclosed or released with the most comparable financial measure or measures calculated and presented in accordance with GAAP. 17 C.F.R. § 244.100. 27.Indeed, the SEC has increased its scrutiny of the use of non-GAAP financialmeasuresincommunicationswithshareholders.FormerSEC Chairwoman Mary Jo White has stated that the frequent use by publicly traded companies of unique company-specific, non-GAAP financial measures (as Anworth included in the Registration Statement here), implicates the centerpiece of the SEC’s disclosures regime: 24 In too many cases, the non-GAAP information, which is meant to supplement the GAAP information, has become the key message to investors,crowdingoutandeffectivelysupplantingtheGAAP presentation.Jim Schnurr, our Chief Accountant, Mark Kronforst, - 9 -

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our Chief Accountant in the Division of Corporation Finance and I, along with other members of the staff, have spoken out frequently about our concerns to raise the awareness of boards, management and investors. And last month, the staff issued guidance addressing a number of troublesome practices *which can make non-GAAP disclosures misleading*: the lack of equal or greater prominence for GAAP measures; exclusion of normal, recurring cash operating expenses; individually tailored non-GAAP revenues; lack of consistency; cherry-picking; and the use of cash per share data. I strongly urge companies to carefully consider this guidance and revisit their approach to non-GAAP disclosures. I also urge again, as I did last December, that appropriate controls be considered and that audit committees carefully oversee their company's use of non-GAAP measures and disclosures.[1]

28. The SEC has repeatedly emphasized that disclosure of non-GAAP forecasts can be inherently misleading and has therefore heightened its scrutiny of the use of such forecasts.[2] Indeed, the SEC's Division of Corporation Finance released a new and updated Compliance and Disclosure Interpretation ("C&DI") on

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[1] Mary Jo White, *Keynote Address, International Corporate Governance Network Annual Conference: Focusing the Lens of Disclosure to Set the Path Forward on Board Diversity, Non-GAAP, and Sustainability* (June 27, 2016), https://www.sec.gov/news/speech/chair-white-icgn-speech.html (last visited Jan 6, 2021) (emphasis added).

[2] *See, e.g.*, Nicolas Grabar and Sandra Flow, *Non-GAAP Financial Measures: The SEC's Evolving Views*, HARVARD LAW SCHOOL FORUM ON CORPORATE GOVERNANCE (June 24, 2016), https://corpgov.law.harvard.edu/2016/06/24/non-gaap-financial-measures-the-secs-evolving-views/ (last visited Jan 6, 2021); Gretchen Morgenson, *Fantasy Math Is Helping Companies Spin Losses Into Profits*, THE NEW YORK TIMES (Apr. 22, 2016), http://www.nytimes.com/2016/04/24/business/fantasy-math-is-helping-companies-spin-losses-into-profits.html?_r=0 (last visited Jan. 6, 2021).

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the use of non-GAAP financial measures to clarify the extremely narrow and limited circumstances, known as the business combination exemption, where Regulation G would not apply.[3]

29. More importantly, the C&DI clarifies when the business combination exemption does not apply:

> There is an exemption from Regulation G and Item 10(e) of Regulation S-K for non-GAAP financial measures disclosed in communications subject to Securities Act Rule 425 and Exchange Act Rules 14a-12 and 14d-2(b)(2); it is also intended to apply to communications subject to Exchange Act Rule 14d-9(a)(2). This exemption does not extend beyond such communications. Consequently, if the same non-GAAP financial measure that was included in a communication filed under one of those rules is also disclosed in a Securities Act registration statement, proxy statement, or tender offer statement, this exemption from Regulation G and Item 10(e) of Regulation S-K would not be available for that non-GAAP financial measure.

*Id.*

30. Thus, the C&DI makes clear that the so-called "business combination" exemption from the Regulation G non-GAAP to GAAP reconciliation requirement applies solely to the extent that a third-party, such as a financial advisor, has utilized projected non-GAAP financial measures to render a report or opinion to the Board. To the extent the Board also examined and relied on internal

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[3] *Non-GAAP Financial Measures*, U.S. SECURITIES AND EXCHANGE COMMISSION (Apr. 4, 2018), https://www.sec.gov/divisions/corpfin/guidance/nongaapinterp.htm#101 (last visited Jan 6, 2021). To be sure, there are other situations where Regulation G would not apply but are not applicable here.

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Case 2:21-cv-00122 Document 1 Filed 01/07/21 Page 13 of 20 Page ID #:13 financial forecasts to recommend a transaction, Regulation G applies. 31.Thus, to bring the Registration Statement into compliance with Regulation G as well as cure the materially misleading nature of the forecasts under SEC Rule 14a-9 as a result of the omitted information, Defendants must provide a reconciliation table of the non-GAAP measures to the most comparable GAAP measures. Financial Analyses 32.With respect to Credit Suisse’s Selected Public Companies Analysis – Anworth, the Registration Statement fails to disclose the individual multiples and metrics for the companies observed by Credit Suisse in the analysis. 33.With respect to Credit Suisse’s Selected Public Companies Analysis – Ready Capital, the Registration Statement fails to disclose the individual multiples and metrics for the companies observed by Credit Suisse in the analysis. 34.With respect to Credit Suisse’s Selected Precedent Transactions Analysis, the Registration Statement fails to disclose the individual multiples and metrics for the transactions observed by Credit Suisse in the analysis. 35.WithrespecttoCreditSuisse’s DividendDiscountAnalysis– Anworth, the Registration Statement fails to disclose: (i) the terminal values for Anworth; (ii) the basis for applying a range of TBVPS multiples of 0.70x to 0.90x to Anworth’s estimated book value as of December 31, 2023; (iii) Anworth’s estimated book value as of December 31, 2023; (iv) the underlying inputs used to derive the discount rate of 9.0% to 14.0%; and (v) the number of fully diluted outstanding shares of Anworth common stock. 36.With respect to Credit Suisse’s Dividend Discount Analysis – Ready Capital, the Registration Statement fails to disclose: (i) the terminal values for Ready Capital; (ii) the basis for applying a range of TBVPS multiples of 0.80x to 1.00x to Ready Capital’s estimated book value as of December 31, 2025; (iii) the present values of the distributed cash flows for Ready Capital; (iv) Ready Capital’s - 12 -

Case 2:21-cv-00122 Document 1 Filed 01/07/21 Page 14 of 20 Page ID #:14 estimated book value as of December 31, 2025; and (v) the underlying inputs used to derive the discount rate of 9.0% to 13.0%. 37.In sum, the Registration Statement independently violates both: (i) Regulation G, which requires a presentation and reconciliation of any non-GAAP financial measure to their most directly comparable GAAP equivalent; and (ii) Rule 14a-9, since the material omitted information renders certain statements, discussed above, materially incomplete and misleading.As the Registration Statement independently contravenes the SEC rules and regulations, Defendants violated Section 14(a) and Section 20(a) of the Exchange Act by filing the Registration Statement to garner votes in support of the Proposed Transaction from Anworth shareholders. 38.Absent disclosure of the foregoing material information prior to the special shareholder meeting to vote on the Proposed Transaction, Plaintiff will not be able to make a fully informed decision regarding whether to vote in favor of the Proposed Transaction, and she is thus threatened with irreparable harm, warranting the injunctive relief sought herein. 17 FIRST CAUSE OF ACTION (Against All Defendants for Violations of Section 14(a) of the Exchange Act and 17 C.F.R. § 244.100 Promulgated Thereunder) 39.Plaintiff repeats and re-alleges each allegation set forth above as if fully set forth herein. 40.Section 14(a)(1) of the Exchange Act makes it “unlawful for any person, by the use of the mails or by any means or instrumentality of interstate commerce or of any facility of a national securities exchange or otherwise, in contravention of such rules and regulations as the Commission may prescribe as necessary or appropriate in the public interest or for the protection of investors, to solicit or to permit the use of his name to solicit any proxy statement or consent or authorization in respect of any security (other than an exempted security) registered - 13 -

Case 2:21-cv-00122 Document 1 Filed 01/07/21 Page 15 of 20 Page ID #:15 pursuant to section 78l of this title.” 15 U.S.C. § 78n(a)(1). 41.As set forth above, the Registration Statement omits information required by SEC Regulation G, 17 C.F.R. § 244.100, which independently violates Section 14(a). SEC Regulation G, among other things, requires an issuer that chooses to disclose a non-GAAP measure to provide a presentation of the “most directly comparable” GAAP measure, and a reconciliation “by schedule or other clearly understandable method” of the non-GAAP measure to the “most directly comparable” GAAP measure. 17 C.F.R. § 244.100(a). 42.The failure to reconcile the numerous non-GAAP financial measures included in the Registration Statement violates Regulation G and constitutes a violation of Section 14(a). 12 SECOND CAUSE OF ACTION (Against All Defendants for Violations of Section 14(a) of the Exchange Act and Rule 14a-9 Promulgated Thereunder) 43.Plaintiff repeats and re-alleges each allegation set forth above as if fully set forth herein. 44.SEC Rule 14a-9 prohibits the solicitation of shareholder votes in registration statements that contain “any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading . . . .”17 C.F.R. § 22240.14a-9. 45.Regulation G similarly prohibits the solicitation of shareholder votes by “mak[ing] public a non-GAAP financial measure that, taken together with the information accompanying that measure . . . contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the presentation of the non-GAAP financial measure . . . not misleading.” 17 C.F.R. § 28244.100(b). - 14 -

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46. Defendants have issued the Registration Statement with the intention of soliciting shareholder support for the Proposed Transaction. Each of the Defendants reviewed and authorized the dissemination of the Registration Statement, which fails to provide critical information regarding, amongst other things, the financial forecasts for the Company.

47. In so doing, Defendants made untrue statements of fact and/or omitted material facts necessary to make the statements made not misleading. Each of the Individual Defendants, by virtue of their roles as officers and/or directors, were aware of the omitted information but failed to disclose such information, in violation of Section 14(a). The Individual Defendants were therefore negligent, as they had reasonable grounds to believe material facts existed that were misstated or omitted from the Registration Statement, but nonetheless failed to obtain and disclose such information to shareholders although they could have done so without extraordinary effort.

48. The Individual Defendants knew or were negligent in not knowing that the Registration Statement is materially misleading and omits material facts that are necessary to render it not misleading. The Individual Defendants undoubtedly reviewed and relied upon the omitted information identified above in connection with their decision to approve and recommend the Proposed Transaction.

49. The Individual Defendants knew or were negligent in not knowing that the material information identified above has been omitted from the Registration Statement, rendering the sections of the Registration Statement identified above to be materially incomplete and misleading.

50. The Individual Defendants were, at the very least, negligent in preparing and reviewing the Registration Statement. The preparation of a registration statement by corporate insiders containing materially false or misleading statements or omitting a material fact constitutes negligence. The

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Case 2:21-cv-00122 Document 1 Filed 01/07/21 Page 17 of 20 Page ID #:17 Individual Defendants were negligent in choosing to omit material information from the Registration Statement or failing to notice the material omissions in the Registration Statement upon reviewing it, which they were required to do carefully as the Company’s directors. Indeed, the Individual Defendants were intricately involved in the process leading up to the signing of the Merger Agreement and the preparation of the Company’s financial forecasts. 51.Anworth is also deemed negligent as a result of the Individual Defendants’ negligence in preparing and reviewing the Registration Statement. 52.The misrepresentations and omissions in the Registration Statement are material to Plaintiff, who will be deprived of her right to cast an informed vote if such misrepresentations and omissions are not corrected prior to the vote on the Proposed Transaction. 53.Plaintiff has no adequate remedy at law. Only through the exercise of this Court’s equitable powers can Plaintiff be fully protected from the immediate and irreparable injury that Defendants’ actions threaten to inflict. THIRD CAUSE OF ACTION (Against the Individual Defendants for Violations of Section 20(a) of the Exchange Act) 54.Plaintiff incorporates each and every allegation set forth above as if fully set forth herein. 55.The Individual Defendants acted as controlling persons of Anworth within the meaning of Section 20(a) of the Exchange Act as alleged herein.By virtue of their positions as officers and/or directors of Anworth, and participation in and/or awareness of the Company’s operations and/or intimate knowledge of the incomplete and misleading statements contained in the Registration Statement filed with the SEC, they had the power to influence and control and did influence and control, directly or indirectly, the decision making of the Company, including the content and dissemination of the various statements that Plaintiff contends are materially incomplete and misleading. - 16 -

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56. Each of the Individual Defendants was provided with or had unlimited access to copies of the Registration Statement and other statements alleged by Plaintiff to be misleading prior to and/or shortly after these statements were issued and had the ability to prevent the issuance of the statements or cause the statements to be corrected.

57. In particular, each of the Individual Defendants had direct and supervisory involvement in the day-to-day operations of the Company, and, therefore, is presumed to have had the power to control or influence the particular transactions giving rise to the Exchange Act violations alleged herein, and exercised the same. The Registration Statement at issue contains the unanimous recommendation of each of the Individual Defendants to approve the Proposed Transaction. They were thus directly involved in preparing the Registration Statement.

58. In addition, as the Registration Statement sets forth at length, and as described herein, the Individual Defendants were involved in negotiating, reviewing, and approving the Merger Agreement. The Registration Statement purports to describe the various issues and information that the Individual Defendants reviewed and considered. The Individual Defendants participated in drafting and/or gave their input on the content of those descriptions.

59. By virtue of the foregoing, the Individual Defendants have violated Section 20(a) of the Exchange Act.

60. As set forth above, the Individual Defendants had the ability to exercise control over and did control a person or persons who have each violated Section 14(a) and Rule 14a-9 by their acts and omissions as alleged herein. By virtue of their positions as controlling persons, these Defendants are liable pursuant to Section 20(a) of the Exchange Act. As a direct and proximate result of Individual Defendants' conduct, Plaintiff will be irreparably harmed.

61. Plaintiff has no adequate remedy at law. Only through the exercise of

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Case 2:21-cv-00122 Document 1 Filed 01/07/21 Page 19 of 20 Page ID #:19 this Court’s equitable powers can Plaintiff be fully protected from the immediate and irreparable injury that Defendants’ actions threaten to inflict. RELIEF REQUESTED WHEREFORE,PlaintiffdemandsjudgmentagainstDefendantsas follows: A.PreliminarilyandpermanentlyenjoiningDefendantsandtheir counsel, agents, employees and all persons acting under, in concert with, or for them, from proceeding with, consummating, or closing the Proposed Transaction, unless and until the Company discloses the material information discussed above which has been omitted from the Registration Statement; B.In the event that the proposed transaction is consummated, rescinding it and setting it aside, or awarding rescissory damages; C.Awarding compensatory damages against Defendants, individually and severally, in an amount to be determined at trial, together with pre-judgment and post-judgment interest at the maximum rate allowable by law, arising from the Proposed Transaction; D.Awarding Plaintiff the costs and disbursements of this action and reasonable allowances for fees and expenses of Plaintiff’s counsel and experts; and E.Granting Plaintiff such other and further relief as the Court may deem just and proper. DEMAND FOR JURY TRIAL Plaintiff hereby demands a trial by jury. DATED: January 7, 2021WOLF HALDENSTEIN ADLER FREEMAN & HERZ LLP 24 25By:/s/ Rachele R. Byrd RACHELE R. BYRD 26 BETSY C. MANIFOLD RACHELE R. BYRD MARISA C. LIVESAY BRITTANY N. DEJONG - 18 -

Case 2:21-cv-00122 Document 1 Filed 01/07/21 Page 20 of 20 Page ID #:20 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16810282 17 18 19 20 21 22 23 24 25 26 27 28 750 B Street, Suite 1820 San Diego, CA 92101 Telephone: (619) 239-4599 Facsimile: (619) 234-4599 manifold@whafh.com byrd@whafh.com livesay@whafh.com dejong@whafh.com Of Counsel: WOLF HALDENSTEIN ADLER FREEMAN & HERZ LLP GLORIA KUI MELWANI 270 Madison Avenue New York, NY 10016 Telephone: (212) 545-4600 Facsimile: (212) 686-0114 Counsel for Plaintiff - 19 -